Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Digital Asset Acquisition Corp. (the “Company”) on Form 10-Q for the quarter ended March 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Peter Ort, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: June 12, 2025
	By:	/s/ Peter Ort
Peter Ort
Principal Executive Officer and Co-Chairman